UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 14, 2008

HSW International, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33720	33-1135689
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)

One Capital City Plaza, 3350 Peachtree Road, Suite 1600, Atlanta, Georgia	30326
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code   (404) 364-5823

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                              Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                              Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act   (17 CFR 240.14d-2(b))

☐                             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.05  Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics

On April 14, 2008, the Board of Directors of HSW International, Inc. (“HSWI”) approved an amendment and restatement of its Code of Business Conduct and Ethics (the “Code”). The Code is designed to promote high standards of ethical conduct by HSWI directors and employees.  It was amended and restated to, among other things, clarify its application to HSWI’s chief executive officer and financial officers, add an accounting and corporate records and reporting policy, explain administration, and to otherwise update it in compliance with law and best practices.

A copy of the Code may be found under the Corporate Governance section on HSWI’s website at www.hswinternational.com.  The Code is also filed as Exhibit 14.1 to this report and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits

(d)	Exhibits

	14.1	HSW International, Inc. Amended and Restated Code of Business Conduct and Ethics.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HSW International, Inc.

Date: April 18, 2008	/s/ Henry N. Adorno
Henry N. Adorno, Vice Chairman